-------------------
                                  ANNUAL REPORT
                               -------------------
                                December 31, 1999
                               -------------------


                                 The Value Line
                                 Cash Fund, Inc.




                                    [GRAPHIC]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

The Value Line Cash Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

For the year ended December 31, 1999, the total return for The Value Line Cash Fund was 4.82%. This was significantly above the average taxable money market fund return of 4.49% for the calendar year 1999, as compiled by Lipper Analytical Services. We attribute this outperformance to prudent security selection and a low expense fee structure. Total net assets of the Fund were $364.9 million; the average days to maturity being 52.7 days, which represents a reduction from where it began the year at 61 days.

We continue to pick securities of the highest quality. U.S. Government Agency Obligations and other first-tier securities make up the two largest classifications of the portfolio (63.9%). Over the course of the year, we've increased our holdings of first-tier securities. ("First-tier" securities refer to those assigned the highest rating by at least two nationally recognized rating organizations-for example, P-1 by Moody's Investor Service and A-1 by Standard & Poor's Corporation.) No investments with rating below the first-tier level are currently being considered. In evaluating new commercial paper, we also look for a minimum Safety Rank of 3 and a Financial Strength Rating of B or higher, according to The Value Line Investment Survey.

The Federal Reserve raised interest rates three times last year. The Federal Funds rate currently stands at 5.50%, compared to 4.75% where it started the year. The Fed's decision to raise rates was primarily caused by two factors. First, the domestic economy demonstrated particular strength last year. The tight labor markets were a specific area of concern for the Federal Reserve Board. By raising rates, the Fed is attempting to be preemptive against rising inflation. Second, the Fed reversed the rate reductions it initiated in the fall of 1998, when the global economic crisis threatened to hurt U.S. economic growth. Those rate decreases helped to insulate the U.S. from the economic problems abroad. Since most of these threats have passed, the Federal Funds rate was returned to the level where it stood before the global economic problems emerged. Please see the accompanying "Economic Observations" insert for our current thinking on the economy and interest rates.

We appreciate your confidence in The Value Line Cash Fund and look forward to serving your investment needs in the future.

                                         Sincerely,


                                         /s/ Jean Bernhard Buttner

                                         Jean Bernhard Buttner
                                         Chairman and President

January 20, 2000


--------------------------------------------------------------------------------
2

                                                  The Value Line Cash Fund, Inc.

Cash Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The American economy continues to perform well as we proceed through the first quarter of 2000. Evidence of this healthy level of business activity can be found in the strong pace of manufacturing, the acceleration in job growth, and the generally solid performances by the auto, housing, and retail sectors. Overall, we estimate that GDP growth will average 3.0%-3.5% for the year as a whole, making 2000 the tenth year in a row of sustained economic growth in this country.

Inflationary pressures, meanwhile, continue to be held largely at bay, in spite of a tightening labor market and a further recent rise in energy prices, with strong increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, a gradual uptrend in cost pressures does seem likely over the next several quarters. The Federal Reserve, taking note of this somewhat higher expense structure, is likely to chart a modestly more restrictive monetary course in the months ahead, with additional, albeit rather modest, interest rate increases being quite possible.


--------------------------------------------------------------------------------
                                                                               3

The Value Line Cash Fund, Inc.

Schedule of Investments
================================================================================

   Principal                                                                                       Value
    Amount                                                                          Maturity        (in
(in thousands)                                                            Yield+      Date       thousands)
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (31.5%)
  $ 10,000  Federal Home Loan Banks....................................   5.15%(1)    3/8/00      $ 10,000
    10,000  Federal Home Loan Banks....................................   5.16(1)    3/22/00        10,000
    10,000  Federal Home Loan Banks....................................   5.92(1)    4/12/00         9,999
    10,000  Federal Home Loan Banks....................................   6.00(1)    4/24/00        10,000
    10,000  Federal Home Loan Banks....................................   5.50(1)    7/21/00         9,996
     5,000  Federal Home Loan Banks....................................   6.04(1)     9/1/00         5,000
    10,000  Federal National Mortgage Association......................   5.80(1)    8/17/00         9,996
    20,000  Student Loan Marketing Association.........................   5.86(1)    1/12/00        20,000
    10,000  Student Loan Marketing Association.........................   6.05(1)    3/08/00        10,000
    15,000  Student Loan Marketing Association.........................   5.93(1)    6/15/00        15,000
     5,000  Student Loan Marketing Association.........................   6.16(1)    8/10/00         4,999
----------                                                                                       ---------
   115,000  TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS .................                            114,990
----------                                                                                       ---------

COMMERCIAL PAPER (32.4%)
            BEVERAGE--SOFT DRINK (1.9%)
     7,000  Coca-Cola Co...............................................   5.78       1/24/00         6,974
----------                                                                                       ---------
            DRUG (1.9%)
     7,000  American Home Products Corp................................   5.65       1/26/00         6,972
----------                                                                                       ---------
            ELECTRIC UTILITY--CENTRAL (3.8%)
     7,000  IPALCO Enterprises Inc.....................................   6.02       1/18/00         6,980
     7,000  Union Electric Co..........................................   6.08       2/25/00         6,935
----------                                                                                       ---------
    14,000                                                                                        13,915
----------                                                                                       ---------
            ELECTRIC UTILITY--EAST (1.9%)
     7,000  Alliant Energy Corp........................................   5.86        2/8/00         6,957
----------                                                                                       ---------
            ELECTRICAL EQUIPMENT (1.9%)
     7,000  General Electric Capital Corp..............................   5.76        2/1/00         6,965
----------                                                                                       ---------
            ENTERTAINMENT (1.9%)
     7,000  Disney(Walt) Co............................................   5.82       1/31/00         6,966
----------                                                                                       ---------
            FOOD PROCESSING (1.9%)
     7,000  Campbell Soup Co...........................................   5.80        2/4/00         6,962
----------                                                                                       ---------


--------------------------------------------------------------------------------
4

                                                  The Value Line Cash Fund, Inc.

                                                               December 31, 1999
================================================================================

   Principal                                                                                       Value
    Amount                                                                          Maturity        (in
(in thousands)                                                            Yield+      Date       thousands)
----------------------------------------------------------------------------------------------------------
            INSURANCE--DIVERSIFIED (1.9%)
   $ 7,000  American General Financial Corp............................   5.90%      2/10/00       $ 6,954
----------                                                                                       ---------
            INSURANCE--LIFE (1.9%)
     7,000  Jefferson-Pilot Corp.......................................   5.85       2/25/00         6,937
----------                                                                                       ---------
            MACHINERY (1.9%)
     7,000  Deere (John) Capital Corp..................................   5.85       1/20/00         6,978
----------                                                                                       ---------
            METAL FABRICATING (1.9%)
     7,000  Illinois Tool Works Inc....................................   5.65       2/15/00         6,951
----------                                                                                       ---------
            TELECOMMUNICATION EQUIPMENT (1.9%)
     7,000  Lucent Technology Inc......................................   5.82       3/17/00         6,914
----------                                                                                       ---------
            TELECOMMUNICATIONS SERVICES (5.8%)
     7,000  AT & T Corp. ..............................................   5.81       1/27/00         6,971
     7,000  Bell Atlantic Network Funding..............................   5.87       1/27/00         6,970
     7,000  BellSouth Telecommunications Corp..........................   5.84        2/8/00         6,957
----------                                                                                       ---------
    21,000                                                                                        20,898
----------                                                                                       ---------
            TOILETRIES/COSMETICS (1.9%)
     7,000  Gillette Co................................................   6.40       1/11/00         6,988
----------                                                                                       ---------
   119,000  TOTAL COMMERCIAL PAPER.....................................                            118,331
----------                                                                                       ---------

CORPORATE BONDS & NOTES (19.3%)
            AUTO & TRUCK (1.4%)
     5,000  Paccar Financial Corp......................................   5.86      10/16/00         4,996
----------                                                                                       ---------
            BANK (8.0%)
     7,000  Chase Manhattan Corp.......................................   6.18(3)    1/12/00         7,000
     5,000  Key Bank National Association..............................   6.39(3)     5/3/00         5,005
     5,000  Morgan (J.P.) & Co.,Inc ...................................   5.88        5/1/00         5,004
     3,000  NationsBank--Dallas. .......................................   6.75      8/15/00         3,015
     4,000  NationsBank Corp...........................................   6.13(3)     2/9/00         4,001
     5,000  Norwest Financial Inc......................................   5.13       4/15/00         4,999
----------                                                                                       ---------
    29,000                                                                                          29,024
----------                                                                                       ---------


--------------------------------------------------------------------------------
                                                                               5

The Value Line Cash Fund, Inc.

Schedule of Investments
================================================================================

   Principal                                                                                       Value
    Amount                                                                          Maturity        (in
(in thousands)                                                            Yield+      Date       thousands)
----------------------------------------------------------------------------------------------------------
            ELECTRIC UTILITY--WEST (1.6%)
   $ 6,000  Idaho Power Co.............................................   8.65%       1/1/00       $ 6,000
----------                                                                                       ---------
            FINANCIAL SERVICES (5.0%)
     5,245  American Express Credit Corp...............................   6.50        8/1/00         5,260
     5,000  Associates Corp. North America.............................   7.40       3/31/00         5,022
     2,000  Associates Corp. North America.............................   9.13       4/1/00          2,014
     6,000  Salomon Inc................................................   6.50        3/1/00         6,006
----------                                                                                       ---------
    18,245                                                                                          18,302
----------                                                                                       ---------
            OILFIELD SERVICES/EQUIPMENT (1.8%)
     6,500  Dresser Industries Inc.....................................   6.25        6/1/00         6,509
----------                                                                                       ---------
            SECURITIES BROKERAGE (1.5%)
     5,350  Merrill Lynch & Co., Inc...................................   5.80       4/10/00         5,354
----------                                                                                       ---------
    70,095  TOTAL CORPORATE BONDS & NOTES .............................                             70,185
---------                                                                                        ---------

TAXABLE MUNICIPAL SECURITIES (5.4%)
     6,300  Carolina Medi-Plan Inc., variable rate Demand Bonds,
----------
               Series 1997, Guaranteed, Letter of credit by Wachovia Bank
               of North Carolina, N.A. (Weekly Put) ...................   6.49(1)     1/5/00*        6,300
                                                                                                 ---------
     7,000  Mississippi Business Financial Corp.,
----------
               Industrial Development Revenue Bonds, Series 1994,
               (Bryan Foods, Inc. Project) Gtd.--
               Sara Lee Corp. (Weekly Put).............................   6.60(1)     1/5/00*        7,000
                                                                                                 ---------
     6,475  State of Texas, Veterans Housing Assistance,
----------
               Refunding Bonds, Series 1994 A-2,
               G. O.-- Pledge SPA Morgan Guaranty Trust, guarantor.
               (Weekly Put) ...........................................   6.48(1)     1/5/00*        6,475
----------                                                                                       ---------
    19,775  TOTAL TAXABLE MUNICIPAL SECURITIES ........................                             19,775
----------                                                                                       ---------


--------------------------------------------------------------------------------
6

                                                  The Value Line Cash Fund, Inc.

                                                               December 31, 1999
================================================================================

   Principal                                                                                       Value
    Amount                                                                          Maturity        (in
(in thousands)                                                            Yield+      Date       thousands)
----------------------------------------------------------------------------------------------------------
 $ 323,870  TOTAL INVESTMENT SECURITIES (88.6%)
---------
               (Amortized Cost $323,281) ..............................                          $ 323,281
                                                                                                 ---------

REPURCHASE AGREEMENTS (11.3%)
(including accrued interest)
    13,400  Collateralized by U.S. Treasury Notes,
               $13,433,000 6.375%, due 3/31/01 value $13,673,444
               (with Banc One Capital Markets, Inc., 2.65%,
               dated 12/31/99, due 1/3/00 delivery value of $13,402,959)                            13,401
    14,000  Collateralized by U.S. Treasury Bonds,
               $13,635,000 7.625, due 2/15/07 value $14,297,575
               (with Morgan Stanley & Co., Inc., 2.47%,
               dated 12/31/99, due 1/3/00 delivery value of $14,002,882)                            14,001
    14,000  Collateralized by U.S. Treasury Bonds,
               $12,515,000 10.75%, due 5/15/03 value $14,284,588
               (with State Street Bank and Trust Company, 3.75%,
               dated 12/31/99, due 1/3/00 delivery value of $14,004,375)                            14,001
----------                                                                                       ---------
    41,400  TOTAL REPURCHASE AGREEMENTS (11.3%)
----------
               (Amortized Cost $41,403) ...............................                             41,403
                                                                                                 ---------
            CASH AND OTHER ASSETS IN
               EXCESS OF LIABILITIES (0.1%) ...........................                                215
                                                                                                 ---------

            NET ASSETS (100.0%)  ......................................                          $ 364,899
                                                                                                 =========
            NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER OUTSTANDING SHARE  ...........................                          $    1.00
                                                                                                 =========

+    Rate frequency for floating rate notes at December 31, 1999: (1) Weekly (2)
     Monthly  (3)  Quarterly.   The  rate  shown  on  floating  rate  securities
     represents the yield at the end of the reporting period.

*    The maturity date shown is the date of the next interest rate change.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               7

The Value Line Cash Fund, Inc.

Statement of Assets and Liabilities
at December 31, 1999
--------------------------------------------------------------------------------

                                         Dollars
                                      (in thousands
                                       except per
                                      share amount)
                                      -------------

Assets:
Investment securities at value:
  (Amortized cost-- $323,281).......    $ 323,281
Repurchase agreement
  (cost-- $41,403)..................       41,403
Cash................................           80
Receivable for capital shares sold..          761
Interest receivable.................        2,800
                                        ---------
    Total Assets ...................      368,325
                                        ---------
Liabilities:
Payable for capital shares repurchased      3,128

Accrued expenses:
  Advisory fee......................          121
  Other.............................          177
                                        ---------
    Total Liabilities ..............        3,426
                                        ---------
Net Assets .........................    $ 364,899
                                        =========
Net Assets:
Capital Stock, at $.10 par value
  (authorized 2 billion shares,
  outstanding 364,950,758 shares)...     $ 36,495
Additional paid-in capital..........      328,456
Accumulated net realized loss
  on investments....................         (52)
                                        ---------
    Net Assets .....................    $ 364,899
                                        =========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share ................    $    1.00
                                        =========


Statement of Operations for the
Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                         Dollars
                                     (in thousands)
                                      -------------
Investment Income:
Interest income......................     $18,237
                                        ---------
Expenses:
Advisory fee.........................       1,396
Transfer agent.......................         267
Printing.............................          60
Postage..............................          48
Registration and filing fees.........          46
Auditing and legal fees..............          42
Custodian fees.......................          41
Directors' fees and expenses.........          15
Telephone, Insurance dues and other .          11
                                        ---------
    Total Expenses before
      Waiver of Custody Fees
      and Reimbursement .............       1,926
                                        ---------
    Less Custody Fees Waived ........         (41)
    Less Reimbursement ..............         (63)
                                        ---------
Net Expenses ........................       1,822
                                        ---------
Net Investment Income ...............      16,415
                                        ---------
Net Realized Gain on Investments ....           2
                                        ---------
Net Increase in Net Assets
  from Operations ...................     $16,417
                                        =========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                                  The Value Line Cash Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                             1999              1998
                                                                           --------------------------
                                                                             (Dollars in thousands)
Operations:
  Net investment income................................................    $  16,415         $ 15,818
  Net realized gain on investments.....................................            2               16
                                                                           --------------------------
  Net increase in net assets from operations...........................       16,417           15,834
                                                                           --------------------------

Distributions to Shareholders:
  Net investment income................................................      (16,415)         (15,818)
                                                                           --------------------------

Capital Share Transactions:
  Net proceeds from sale of shares.....................................    1,850,643          805,869
  Net proceeds from reinvestment of dividends..........................       16,415           15,818
                                                                           --------------------------
                                                                           1,867,058          821,687
  Cost of shares repurchased...........................................   (1,819,472)        (807,486)
                                                                           --------------------------
  Net increase from capital share transactions.........................       47,586           14,201
                                                                           --------------------------

Total Increase in Net Assets ..........................................       47,588           14,217

Net Assets:
  Beginning of year ...................................................      317,311          303,094
                                                                           --------------------------
  End of year..........................................................    $ 364,899        $ 317,311
                                                                           ==========================



See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               9

The Value Line Cash Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.


--------------------------------------------------------------------------------
10

The Value Line Cash Fund, Inc.


--------------------------------------------------------------------------------

2.   Dividends, Distributions to Shareholders and Capital Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3.   Tax Information

At December 31, 1999 the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes is approximately
$364,684,000. At December 31, 1999, there is no unrealized appreciation or depreciation of investments.

For federal income tax purposes, the Fund utilized approximately $3,000 of its capital loss carryover to offset a realized gain during the year ended December 31, 1999. The Fund had a net capital loss carryover at December 31, 1999 of approximately $52,000 which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  with
     Affiliates

An advisory fee of $1,395,661 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 1999. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

For the year ended December 31, 1999 the Fund's Custodian waived and reimbursed expenses in the total amount of $103,626.

Certain  officers and directors of the Adviser and its wholly owned  subsidiary,
Value  Line   Securities,   Inc.  (the  Fund's   distributor  and  a  registered
broker/dealer), are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at December 31, 1999 owned 66,817,367 shares of the Fund's capital stock, representing 18.31% of the outstanding shares. In addition, certain officers and directors of the Fund owned 12,195,187 shares of the Fund, representing 3.34% of the outstanding shares.


--------------------------------------------------------------------------------
                                                                              11

The Value Line Cash Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                                 Years Ended December 31,
                                               -----------------------------------------------------------------------------------
                                                       1999                1998             1997             1996             1995
                                               -----------------------------------------------------------------------------------
Net asset value, beginning of year .........   $      1.000        $      1.000     $      1.000     $      1.000     $      1.000
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income ..................           .048                .051             .051             .050             .054
    Dividends from net
      investment income ....................          (.048)              (.051)           (.051)           (.050)           (.054)
----------------------------------------------------------------------------------------------------------------------------------
    Change in net asset value ..............           --                  --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ...............   $      1.000        $      1.000     $      1.000     $      1.000     $      1.000
==================================================================================================================================
Total return ...............................           4.82%               5.06%            5.10%            5.00%            5.40%
==================================================================================================================================

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ...   $    364,899        $    317,311     $    303,094     $    361,797     $    359,343
Ratio of expenses to average net assets ....            .55%(1)             .57%              59%             .55%             .57%
Ratio of net investment income
  to average net assets ....................           4.70%               4.93%            4.97%            4.86%            5.27%

(1)  Ratio   reflects   expenses   grossed  up  for  custody   fees  waived  and
     reimbursement. The ratio of expenses to average net assets net of custody fees waived and reimbursement would have been .52%.



See Notes to Financial Statements.

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                                                  The Value Line Cash Fund, Inc.


                                               Report of Independent Accountants
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To the Shareholders and Board of Directors
of The Value Line Cash Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Cash Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York

February 11, 2000



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The Value Line Cash Fund, Inc.


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                                                  The Value Line Cash Fund, Inc.


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The Value Line Cash Fund, Inc.


                         The Value Line Family of Funds
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1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and the National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


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16

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nathan N. J. Grant
                      Vice President
                      Christopher Coyle
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

An Investment in The Value Line Cash Fund, Inc. is not guaranteed or insured by the U.S. Government and there is no assurance that the Fund will maintain its per share net asset value.

This audited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor). 511491